SUPPLEMENT DATED DECEMBER 16, 2003 TO
         PROSPECTUSES DATED MAY 1, 2000, MAY 1, 2002, OR MAY 1, 2003 FOR

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                MULTIPLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                       AND
    LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY
                      NATIONWIDE LIFE INSURANCE COMPANY OR
                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                     THROUGH

                         NATIONWIDE VLI SEPARATE ACCOUNT
                        NATIONWIDE VLI SEPARATE ACCOUNT-2
                        NATIONWIDE VLI SEPARATE ACCOUNT-3
                                       AND
                        NATIONWIDE VL SEPARATE ACCOUNT-A

THIS SUPPLEMENT UPDATES PROSPECTUS DISCLOSURE FOR THE ABOVE POLICIES. IN CONSULTATION WITH MANY OF THE MUTUAL FUNDS SERVING AS UNDERLYING INVESTMENT OPTIONS (SUB-ACCOUNTS), WE ARE CURRENTLY EVALUATING ITS POLICIES AND PROCEDURES WITH RESPECT TO TRANSFER REQUESTS. PLEASE READ THIS SUPPLEMENT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

Under the heading "Operation of the Policy" and the subheading "Transfers," remove and replace the italicized subheadings "Transfer Requests" and "Market-Timing Firms" or "Market Timing," and the accompanying paragraphs, with the following:

Disruptive trading practices, which hamper the ability of underlying mutual fund managers in their orderly pursuit of stated investment objectives, may adversely affect the performance of the underlying mutual funds. Prior to the policy's maturity date, the policy owner may transfer among the available sub-account; however, in instances of disruptive trading that Nationwide may determine to be, or may have already determined to be, harmful to policy owners, Nationwide will, through the use of appropriate means available to it, attempt to curtail or limit the disruptive trading. If a policy owner's trading activities, or those of a third party acting on a policy owner's behalf, constitute disruptive trading, Nationwide will not limit a policy owner's ability to initiate the trades as provided in the policy; however, Nationwide may limit a policy owner's means for making a transfer or take other action Nationwide deems necessary to protect the interests of those investing in the affected sub-accounts.

Policy owners may submit transfer requests among the sub-account portfolios in writing by U.S. mail. On a daily basis, Nationwide will group transfer requests into transfer events. A "transfer event" is any valuation period on which allocations are moved between investment options, regardless of the quantity of reallocations. For example, if a policy owner moves the policy's cash value between 20 sub-account portfolios in one day, the entire reallocation only counts as one transfer event. Transfer events include transfers made pursuant to any asset rebalancing program that the policy owner elects. With the first 20 transfer events of a calendar year, a policy owner may choose to submit transfer requests over the telephone, or via the Internet. Afterwards, Nationwide may require that all transfer requests be submitted in writing by U.S. mail. Nationwide will process a transfer at the end of the valuation period on which it is received.

Nationwide will determine the amount a policy owner has available for transfers among the sub-accounts in accumulation units based on the net asset value (NAV) per share of the underlying mutual fund in which a sub-account invests. The underlying mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time). An accumulation unit will not equal the NAV of the mutual fund in which the sub-account invests, however, because the accumulation unit value will reflect the deduction for any transaction fees and periodic charges.

Nationwide may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, the policy owner's subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a sub-account before the end of a stated period. These fees will only apply to sub-accounts corresponding to underlying mutual funds that impose such a charge. The underlying mutual fund intends short-term trading fees to compensate the fund and its shareholders for the negative impact on fund performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies. The fees are not intended to adversely impact policy owners not engaged in such strategies. The separate account will collect the short-term trading fees at the time of the transfer by reducing the policy owner's sub-account value. Nationwide will remit all such fees to the underlying mutual fund.